UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2026

Evergy, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street

Kansas City, Missouri 64105

(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 11, 2026, Evergy, Inc. (“Evergy”) entered into a $500 million unsecured Term Loan Credit Agreement (the “Term Loan Facility”) with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto. The Term Loan Facility will expire on February 10, 2027. Evergy expects the proceeds of the borrowings under the Term Loan Facility to be used for, among other things, working capital, capital expenditures, permitted acquisitions and general corporate purposes, including the repayment of all borrowings under the $55 million unsecured Term Loan Credit Agreement, dated as of January 7, 2026, with Bank of America, N.A., as the lender (the “Prior Term Loan Facility”).

The Term Loan Facility contains customary covenants, including one that sets the ratio of maximum allowed total indebtedness to total capitalization at 0.65 to 1.00, for Evergy and its subsidiaries on a consolidated basis.

The description above does not purport to be complete and is qualified in its entirety by reference to the provisions in the Term Loan Facility, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

On February 11, 2026, concurrently with the execution of the Term Loan Facility described in Item 1.01 above, Evergy terminated the Prior Term Loan Facility, which was due to expire on January 6, 2027. Evergy incurred no early termination penalties as a result of such termination.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.1	Term Loan Credit Agreement, dated as of February 11, 2026, by and among Evergy, Inc., Wells Fargo Bank, National Association, as administrative agent and the lenders party thereto from time to time.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Geoffrey T. Ley
Geoffrey T. Ley
Senior Vice President, Corporate Planning and Treasurer

Date: February 11, 2026